UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2020

Migom Global Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216086	61-1787148
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 6th Ave, 3rd floor

New York, NY, 10036, USA

(Address of principal)

212 257 6711

(Registrant’s telephone number, including area code)

Alfacourse Inc.

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

On September 25, 2020, the Registrant (1) dismissed Thayer O’Neal Company, LLC (“ThayerOneal”)  as the Registrant’s principal accountant to audit the Registrant’s financial statements and (2) appointed JLKZ CPA LLP as the Registrant’s principal accountant to audit the Registrant’s financial statements. During the Registrant's most recent fiscal year, Thayer O’Neal Company, LLC (“ThayerOneal”) reports on the Registrant’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Board of Directors. During the Registrant' most recent fiscal years and the subsequent interim period, there were no disagreements with J Thayer O’Neal Company, LLC (“ThayerOneal”) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Thayer O’Neal Company, LLC (“ThayerOneal”), would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Registrant has not consulted ThayerOneal regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements.

We have provided Thayer O’Neal Company, LLC (“ThayerOneal”) a copy of the disclosure made in response to this Item 4.01 and have requested that Thayer O’Neal Company, LLC (“ThayerOneal”) provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Thayer O’Neal Company, LLC (“ThayerOneal”) has provided the letter attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter to SEC from Thayer O’Nveal Company, LLC (“ThayerOneal”)., dated October 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2020

Migom Global Corp.

/s/ Georgi Parrik
By:	Georgi Parrik
Title:	CEO

EXHIBIT INDEX

Exhibit No.	Document Description

16.1	Letter to SEC from Thayer O’Neal Company, LLC (“ThayerOneal”)., dated October 19, 2020.

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